UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 15, 2008

Handleman Company
(Exact Name of Registrant as Specified in Its Charter)

Michigan
(State or Other Jurisdiction of Incorporation)

1-7923	38-1242806
(Commission File Number)	(IRS Employer Identification No.)

500 Kirts Boulevard, Troy, Michigan	48084-4142
(Address of Principal Executive Offices)	(Zip Code)

(248) 362-4400
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Regulation FD Disclosure
On August 15, 2008, Handleman Company issued a Press Release in which it announced that it filed a preliminary proxy statement with the Securities and Exchange Commission in connection with its proposed plan of liquidation, which was approved by the Handleman Company Board of Directors. Shareholders are urged to read the proxy statement that will be filed with the SEC carefully and in its entirety when it becomes available because it will contain important information about the proposed plan of liquidation. Handleman Company expects to mail the definitive proxy statement to its shareholders in early September 2008. (See Exhibit 99.1, Press Release issued August 15, 2008).

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDLEMAN COMPANY
Date: August 15, 2008	By:	/s/ Rozanne Kokko
		Name:	Rozanne Kokko
		Title:	Sr. Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Name
99.1	Press Release dated August 15, 2008 regarding Handleman Company Plan of Liquidation